Unlocking Shareholder Value Through Two Transformative Transactions August 5, 2014 Exhibit 99.2

Forward-Looking Statements
Certain statements in this presentation may be forward looking in nature or “forward-looking statements”
as defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this presentation are subject to a number of risks, trends and uncertainties that could cause actual performance to differ materially from these forward-looking statements. A number of those risks, trends and uncertainties are discussed in the company’s SEC reports, including the company’s annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. Gannett is not responsible for updating or revising any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
This presentation also contains a discussion of certain non-GAAP financial measures that Gannett presents in order to allow investors and analysts to measure, analyze and compare its financial condition and results of operations in a meaningful and consistent manner. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in Gannett’s publicly available reports filed with the SEC, all of which are available through the investor relations portion of our website.

Two Transformative, Highly Strategic Transactions
•
Tax-free separation into two focused public
companies
• Creates two industry leaders with
significant scale
• Increases organic growth opportunities
• Enhances flexibility to pursue strategic priorities
and acquisitions
• Fuels growth and innovation through tailored
capital structures
•
Acquisition of remaining 73% interest in
Cars.com for $1.8 billion in cash
• Doubles size of Digital business
• Adds #2 auto-related site with highly
recognizable brand in business we know well
• Expected to be highly accretive to free cash
flow, neutral to EPS in 2015, growing thereafter
• Strong economic benefits from contractual
changes to new affiliation agreements

USA TODAY

Death of a giant

Leader transformed South Africa, himself

BEACON OF FREEDOM

THE NEWS-PRESS

Legacy for the ages

GANNETT
It's all within reach.

Right Next Steps in Ongoing Transformation
•
Bold next steps following 2-1/2 year strategic realignment to meet evolving audience needs and compete successfully in digital age
•
Successful execution of strategy paved way for today’s announcements:
•
Revitalized Publishing business:
• Content subscription model and USA TODAY local editions have attracted new subscribers and increased profitability
• Developed/delivering compelling content across multiple platforms
• Rebranded USA TODAY, now #1 in combined print and digital
circulation
• Enhanced digital usability, USA TODAY app now a top news app in U.S. with 20+ million downloads
• Newsquest in the UK marked its fifth straight quarter of circulation revenue growth in Q2
• Dramatically expanded scale in higher-growth, higher-margin Broadcasting and Digital businesses through acquisitions:
• Broadcasting: Belo/London Broadcasting acquisitions doubled portfolio; now reaching nearly one-third of U.S. television households
• Digital: Cars.com doubles Digital business

Value-Creating Spin-Off
Summary
• Tax-free spin-off of Gannett publishing business to shareholders
• Initial aggregate dividends at least equal to current $0.20 quarterly dividend
• Expected to be completed in mid-2015
RemainCo:
Broadcast and
Digital
• Leading TV broadcaster and emerging digital powerhouse with 46 broadcast stations Gannett owns or services and digital leaders
CareerBuilder and Cars.com
• Will retain all of Gannett’s existing debt while maintaining strong balance sheet
• Strong cash flow enables debt repayment and return of capital to shareholders
SpinCo: Gannett
(Publishing)
• Largest U.S. newspaper publisher with 81 U.S. daily publications and more than 400 non-daily local publications
• Includes iconic USA TODAY brand and UK regional leader Newsquest
• Expected to be virtually debt-free following close
• Flexibility to complete strong accretive acquisitions in a consolidating industry

City might tal
KARE 11
Unlike
Fernand

GANNETT
It's all within reach.

Compelling Strategic Benefits of Spin-Off
• Tailored capital structures based on profitability, cash flow and growth opportunities at each company
• Greater opportunity to grow organically and pursue value-enhancing acquisitions with fewer regulatory obstacles in two consolidating industries
• Enhanced financial flexibility to drive innovation and further our mission of delivering award-winning journalism
• Greater organic growth potential through enhanced ability to target resources in high growth/in-demand areas that better serve our communities
• More targeted investment opportunities
• Valuations more accurately reflect distinctive business characteristics

WFAA 8 abc

KARE 11

WUSA 9

careerbuilder

cars.com

GANNETT
It's all within reach.

Leading Broadcasting/Digital Company
•
Attractive TV station portfolio with 46 stations covering 30+% or nearly 35 million households
• #4 owner of “Big 4” network affiliates
• #1 household coverage for NBC and CBS, #4 for ABC
• Diversified affiliate revenue and earnings
• Successful integration of former Belo stations
•
Leading digital positions in two major verticals:
• Recruitment/job seekers through majority-owned CareerBuilder.com
• Auto through full ownership of Cars.com
•
Continued strong cash flow generation with robust balance sheet supports debt repayment
•
Committed to disciplined capital allocation policy
•
Led by Gracia Martore and will be headquartered in McLean, Virginia

THE INDIANAPOLIS STAR
FREE
DIGITAL CHOICE!

Sheffield
Nottingham
Norwich
Birmingham
ENGLAND
Oxford
Ipswich
London
Dover
Southampton

USA TODAY

Detroit Free Press
A GANNETT COMPANY

GANNETT
It's all within reach.

Leading Publishing Company
• Largest and most diversified newspaper company will retain Gannett name
• Best-in-class operator with enhanced strategic and financial flexibility to grow organically as well as participate in industry consolidation
• Opportunities to further capitalize on USA TODAY brand – already #1 in combined print and digital circulation
• Enhanced ability to innovate, grow and better serve local communities through 81 daily
U.S. Community Papers
• Portfolio includes Newsquest, a leading U.K. news provider and other related businesses in the Publishing segment
• Well-advanced digital strategy with established portfolio of local marketing solutions
• Ongoing market affiliations with Cars.com and CareerBuilder.com and permissible shared service agreements with Broadcasting/Digital Company enable continued cross-platform advertising and content-sharing opportunities
• Virtually debt-free; expected strong cash flow generation to be used for accretive acquisitions and return of capital to shareholders
• Led by Bob Dickey and will maintain headquarters in McLean, Virginia

Doubling Digital Business with Cars.com
Terms
• $1.8 billion cash consideration for remaining 73% interest
• New 5-year affiliation arrangements, going to direct sales model thereafter
• Expected to close in the fourth quarter of 2014
Financially
Compelling
• Expected to be accretive to free cash flow in 2015, growing thereafter:
• Approximately $0.43 to free cash flow per share
• Expected to be neutral to EPS in 2015, growing thereafter
• High-growth, high-margin business with strong cash flow and revenue enhancing opportunities
• Expected to contribute ~$155 million in annual incremental 2014 pro-forma
EBITDA to Gannett
(1)
• Implies 11.7x 2014E EBITDA multiple and 9.2x 2015E EBITDA multiple
• Better economics to Cars.com with new affiliation agreements
Strategically
Compelling
• Growing digital business of substantial scale doubles digital business
• Adds important auto vertical with #2 site
• Opportunities for new products and expansion through full ownership in a well understood business
(1) Assumes Cars.com was 100% owned by Gannett for all of 2014 and new affiliation agreements were in place for all of 2014

Transforming Digital Business with Cars.com
• Secures long-term digital leadership with one of few proven and established digital solutions of scale in most important advertising category
• Doubles Gannett’s digital portfolio and is consistent with focus on local media and marketing services
• Full ownership provides greater control over operations and product roadmap in business we know very well
• Plan to reinvest to drive further growth through new product launches and expansion into new or adjacent areas
• New opportunities created by leveraging Gannett’s broad footprint
• Will expand advertising to increase brand awareness
• Potential for revenue uplift due to favorable economics of new affiliate agreements and cost reductions from more efficient and focused operations
• New affiliation agreements entered into with Classified
Ventures partners for five years, after which business will
transition to direct sales model

cars.com
Buy
Sell
Honda SUMMER CLEARANCE EVENT
It's easy.
Let's go.
Find New & Used Cars
New
Used
Certified Pre-Owned
Search
Advanced Search

GANNETT
It's all within reach.

Proven Digital Solution of Scale in Automotive Market
• #2 auto-related site with approximately 10 million
unique visitors per month
• Provides online ad solution for dealers and original,
unbiased content for consumers
• Leader in the fastest growing component of the
automotive ad market
• Displays 4.3 million new and used cars from nearly
20,000 dealers
• Strong growth in annual visits with 17% CAGR from
2008-2013
Leading destination for online car shoppers providing credible, easy-to-
understand information from customers and experts that affords consumers greater control of the car buying process
Strong
Market Position

($mm)
$600
$500
$400
$300
$200
$100
$0
19.5% '06 -'13 CAGR
$119
$162
$207
$213
$249
$299
$355
$417
$538
2006
2007
2008
2009
2010
2011
2012
2013
PF 2014

GANNETT
It's all within reach.

11 Cars.com: High-Growth Business Pro forma assumes Cars.com was 100% owned by Gannett for all of 2014 and new affiliation agreements were in place for all of 2014 Revenue

($mm)

$200
$150
$100
$50
$0
39.5% '06 -'13 CAGR
$8
$15
$16
$31
$43
$58
$72
$86
$168
2006
2007
2008
2009
2010
2011
2012
2013
PF 2014

	2006	2007	2008	2009	2010	2011	2012	2013	PF 2014
EBITDA Margin	7.0%	9.2%	7.5%	14.4%	17.2%	19.3%	20.3%	20.5%	31.2%

GANNETT
It's all within reach.

12 Cars.com: High-Margin Business EBITDA Pro forma assumes Cars.com was 100% owned by Gannett for all of 2014 and new affiliation agreements were in place for all of 2014

cars.com
5,846
4,038
AutoTrader.com
7,048
4,229
Kelley Blue Book
THE TRUSTED RESOURCE
6,305
3,128
edmunds.com
4,068
2,754
CarGurus
3,307
3,073
CarsDirect
1,457
564
TRUECar
960
555
autobytel
144
246
0
2,000
4,000
6,000
8,000

109
69
144
101
49
27
22
15
68
33
3
2
8
3
4
2
0
50
100
150
200

GANNETT
It's all within reach.

Proven Leader in Driving Consumer Engagement
Source: comScore (June 2014)
Mobile
Desktop
#2 Site for
Combined
Unique Visitors
and Time on
Site for Mobile
and Desktop
Unique Visitors
2014 YTD Monthly Average
Time on Site
2014 YTD Monthly Average
Monthly UVs (000's)
Minutes (MM)

Strong Growth in Automotive Online Ad Spending
(1) Per the 2013 NADA Report
Source: Forrester
2018F 2017F 2016F 2015F 2014F 2013E 2012 2011 2010 2009 2008
U.S. Automotive Digital Marketing Spend
(1)
($ in billions)
Automotive Online Ad Spend is Expected to Double in Next Five Years
1.4
1.8
2.3
2.8
3.4
4.1
4.9
5.8
6.7
7.8
1.3
0.0
2.0
4.0
6.0
8.0

Key Direct and Affiliate Agreements
• Sells products through two primary channels:
• Direct sales to advertisers with revenue recognized at retail rates, currently accounts for
78% of total revenue
• Sales to advertisers by affiliates’ sales force (e.g., Tribune Media, McClatchy, A.H. Belo, and Graham Holdings), with revenue recognized at wholesale rates
Cars.com
Advertiser (e.g., Car Dealer) Advertiser (e.g., Car Dealer)
Cars.com
Direct Business Model Affiliate Business Model
Affiliate (e.g., Democrat and Chronicle)
New affiliate agreements following acquisition will increase Revenue and EBITDA
Cars.com products in
specific markets
Monthly subscription rate Cars.com products
Wholesale rate
Cars.com products Monthly subscription rate

Compelling Financial Impact of Cars.com
•
Gannett expects Cars.com to be accretive to free cash flow per share by approximately $0.43 and EPS neutral in 2015, growing thereafter
•
Cars.com is expected to contribute approximately $155 million in incremental annual pro forma 2014 estimated EBITDA to Gannett, and implies a multiple of 11.7x pro forma estimated EBITDA
•
Will generate increased contractual revenue from new affiliate agreements and laser focus on operations
•
As a result, expect multiple to be even lower at 9.2x, based on 2015 estimated incremental EBITDA
Approximately $155mm of annual incremental EBITDA, based on economics of new affiliate agreements
Incremental EBITDA is equal to Cars.com pro forma total EBITDA less Gannett’s existing Cars.com EBITDA

Transaction Financing
•
Current debt paydown is ahead of schedule and EBITDA is stronger, resulting in better leverage ratio position prior to transaction financing
•
Anticipate issuance of approximately $650-$675 million in new senior notes
• 7 and 10 year tranches
•
Will use $575-$600 million in cash on balance sheet
• Maintain minimum cash balance of $175 million
•
$600-$625 million draw on existing revolver
• Currently undrawn
•
Plan to calibrate current capital return program with business results
• Maintain and monitor quarterly $0.20 per share dividend

Key Takeaways
•
Key next steps in successful ongoing transformation of Gannett
•
Spin-off creates two industry-leading companies of scale
•
Both companies will have strong, flexible balance sheets and capital structures tailored to their individual businesses
•
Cars.com doubles rapidly growing digital business
•
Financially and strategically compelling transactions that unlock significant shareholder value
Publishing
Broadcasting
Digital